UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2012

ALKERMES PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On September 25, 2012, Alkermes, Inc. (“Borrower”), Alkermes plc (“Alkermes”), and certain other subsidiaries of Alkermes (the “Subsidiaries” and, together with the Borrower and Alkermes, the “Loan Parties”) entered into an Amendment to the First Lien Credit Agreement (the “Amendment”), dated September 25, 2012, with Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent and collateral agent, Citigroup Global Markets, Inc. (“Citi”) and JPMorgan Chase Bank, N.A. (“JPM”), as co-syndication agents, and the financial institutions party thereto as lenders, pursuant to which the First Lien Term Loan Credit Agreement, dated September 16, 2011, among certain Loan Parties, MSSF, as administrative agent and collateral agent, MSSF and HSBC Securities (USA) Inc. (“HSBC”), as co-syndication agents, and the financial institutions party thereto as lenders (“First Lien Credit Agreement”) was amended and restated to, among other things, (a) provide for a new tranche of term loans in an amount equal to $375,000,000, (b) amend certain provisions of the First Lien Guarantee and Collateral Agreement (“First Lien Guarantee and Collateral Agreement”), dated September 16, 2011, by and among the Loan Parties and MSSF, and (c) reaffirm the security interest provided by the Borrower and certain other subsidiaries of Alkermes under the First Lien Guarantee and Collateral Agreement (together, the “New Term Loan Facility”).

Proceeds of the New Term Loan Facility, together with cash on hand, were used to repay the balance of the Borrower’s $450 million in term loans previously outstanding under the First Lien Credit Agreement and the Second Lien Term Loan Credit Agreement, dated September 16, 2011, among certain Loan Parties, MSSF, as administrative agent and collateral agent, MSSF and HSBC, as co-syndication agents, and the financial institutions party thereto as lenders (“Second Lien Credit Agreement”) and the related Second Lien Guarantee and Collateral Agreement, dated September 16, 2011, by and among the Loan Parties and MSSF (“Second Lien Guarantee and Collateral Agreement” and, together with the Second Lien Credit Agreement, the “Second Lien Facility”), and to pay certain related fees and expenses.

The New Term Loan Facility is composed of a $300 million term loan (“Term Loan B-1”) and a $75 million term loan (“Term Loan B-2”).  Term Loan B-1 matures on September 25, 2019 and bears interest at LIBOR plus 3.50%, with a LIBOR floor of 1.00%.  Term Loan B-2 matures on September 25, 2016 and bears interest at LIBOR plus 3.00%, with a LIBOR floor of 1.00%.  The New Term Loan Facility is guaranteed by the Subsidiaries and secured by a first priority lien on substantially all of the combined company assets and properties of the Loan Parties (subject to certain exceptions and limitations).

Term Loan B-1 amortizes in equal quarterly amounts of 0.25% of the original principal amount of the loan, with the balance payable at maturity. Term Loan B-2 amortizes in equal quarterly amounts of 1.25% of the original principal amount of the loan for the first three years after funding, with the balance payable at maturity.

The New Term Loan Facility has incremental facility capacity in an amount of $140 million, plus additional amounts so long as Alkermes meets certain conditions, including a specified leverage ratio. The First Lien Credit Agreement, as amended, includes a number of restrictive covenants that, among other things and subject to certain exceptions and baskets, impose operating and financial restrictions on Alkermes, the Borrower and the restricted subsidiaries.  The New Term Loan Facility also contains customary affirmative covenants and events of default.

Each of MSSF, Citi and JPM are affiliated with full service financial institutions, which institutions have in the past engaged, and may in the future engage, in transactions with and perform services, including securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities, for Alkermes and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.

This description of the New Term Loan Facility does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached to this report as Exhibit 10.1, which disclosure is incorporated by reference herein.

Item 1.02.             Termination of a Material Definitive Agreement.

In connection with the entry into the New Term Loan Facility, as described in Item 1.01 above, the Second Lien Facility was terminated effective September 25, 2012, and all amounts outstanding under that facility were paid in full. The Borrower incurred a prepayment premium of $2.8 million in connection with the prepayment of the Second Lien Facility.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference in response to this item.

Item 7.01.             Regulation FD Disclosure

On September 25, 2012, the Company issued a press release announcing the refinancing of the Company’s previous senior secured debt facilities and updating fiscal year 2013 guidance.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company’s plans, strategies and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements.  In particular, the risks and uncertainties include, among others, those set forth in the Company’s filings with the SEC, including, without limitation, our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  Except as may be required by law, the Company undertakes no obligation to publicly update any forward-looking statement for events arising after the filing of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

*10.1

Amendment to First Lien Credit Agreement, dated September 25, 2012, among Alkermes, Inc., Alkermes plc, the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent and the arrangers and agents party thereto.

*99.1	Press release issued by Alkermes plc on September 25, 2012.

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2012	ALKERMES PLC

	By:	/s/ James M. Frates
James M. Frates
Chief Financial Officer